Contract Registration No.:

Technical Service Contract

(Version 2003)

(Including technical training and technical intermediary service contracts)

Project name: Animal Experiment Research on Sheep Knee Osteoarthritis Treated by Adipose Tissue-derived Mesenchymal Progenitor Cells

The Consignor (Party A): Cellular Biomedicine Group (Shanghai) Ltd

The Trustee (Party B): National Engineering Research Center of Tissue Engineering

Signed at: Xuhui District (District), Shanghai (Province/City)

Signed on: Sep. 22, 2013

Validity: from Sep. 22, 2013 to May 22, 2014

Shanghai Municipal Science and Technology Commission

Shanghai Administration for Industry & Commerce

In accordance with the provisions of *Contract Law of the People's Republic of China*, both parties hereto agree to enter into the Contract on the technical service of Animal Experiment Research Project on Sheep Knee Osteoarthritis Treated by Adipose Tissue-derived Mesenchymal Progenitor Cells through consultation (the Project belongs to __/__ Plan *).

I. *Service Content, Mode and Requirement:

(If it belongs to technical training contract, the training contents, requirements, training schedule and progress shall be filled in; while if it belongs to technical intermediary service contract, the intermediary contents and requirements shall be filled in)

Party B, entrusted by Party A, is responsible for the Project-related in vivo effectiveness experiment research and providing technical services: see Appendix I for specific experimental protocol.

II. * Working Conditions and Cooperation Matters

Both parties hereto agree to reach the following agreement on the project items of Animal Experiment Research on Sheep Knee Osteoarthritis Treated by Adipose Tissue-derived Mesenchymal Progenitor Cells in accordance with relevant laws, regulation and provisions on the Project for various department on the basis of the equality, full expression of their wills through consultation and shall abide by it.

1. **Party A provides** the animal experiment research funding for Effectiveness Research on Sheep Knee Osteoarthritis Treated by Adipose Tissue-derived Mesenchymal Progenitor Cells (including the scientific research business expenditure, cost of experimental materials, charge of use of instruments and equipment, administrative fee and labor cost). The total funding shall be equal to RMB 454, 078 (in words: Say Four Hundred and Fifty-four Thousand and Seventy-eight Yuan Only). See Appendix II for the list.

2. Party B is responsible for implementation of specific projects and shall have the right to entrust research institute or company that can meet Party B's experiment requirement in according to the actual operation requirement of the Project to jointly bear the effectiveness research.

3. Party B hereby states that it will commission "Shanghai Tissue Engineering Biotechnology Co., Ltd." with relevant experiment research works such as purchase of experimental animals, feeding of animals, manufacturing of experimental animal models, collection of synovial fluid, dosing, observation of animals' reactions to drugs and materials collection so as to conduct molecular biology detection.

4. Party B hereby states that it will commission "Shanghai Fifth People's Hospital" to conduct MRI inspection.

5. Party B provides accurate experiment indexes to ensure that the provided pathological section are the obtainable optimal slices and provides the imaging and written reports of MRI inspection.

6. During experiment process, if the death rate of experimental animal exceeds 10% (three animals), Party B is responsible for supplementation of animals (the number of animals $\geq$27 experimental animals).

7. Upon completion of the Project, Party B shall provide written experiment report attached with the signature of experts to Party A.

8. Party B shall be responsible for the data and effectiveness of experiment conducted by a third party entrusted by Party B.

9. The budgetary charges of the experiment listed in the appendixes shall be regarded as the preliminary estimate and the final expenses shall be settled according to actual situation and shall be signed by both parties for confirmation. Where Party B's expenses exceed the estimated expenses for some reasons, it shall notify Party A of the situation in advance and final expenses shall be determined by both parties through consultation. Additional expenses for the experiment conducted by a third party entrusted by Party B shall be borne by Party B at its own expense.

10. Party A shall have the right to modify and supervise all contents on the animal experiment.

11. Party B is responsible for specific implementation of experiment and completion of specific operations and records and shall share the animal experiment progress with Party A regularly.

III. Deadline, Place and Method for Performance:

The Term of the Contract shall start from Sep. 22, 2013 to May 22, 2014 and **shall be performed in <u>Shanghai</u> (place).**

The Method for Performance of the Contract:

Party A shall provide the cells and expenditures and start the experiment. Party B's information shall be provided in writing and other matters shall be performed in the way of participation and consultation.

IV. Acceptance Standard and Method:

The technical service or technical training shall be subject to _/_standard and the method of _/_ shall be adopted for acceptance. Party _/_ shall issue the service or training project acceptance certificate.

The guarantee period after the completion of service project experiment in the Contract is 6 months. Within the guarantee period, both parties' rights and obligations shall be solved on the basis of the Contract through consultation.

V. Remuneration and Mode of Payment:

(I) The remuneration for the Project (service remuneration or training remuneration (in words)) is RMB 454, 078 (in words: Say Four Hundred and Fifty-four Thousand and Seventy-eight Yuan Only).

(II) The activity funding for intermediary of the Project is RMB _/_ (in words), which shall be paid by _/_ .

The remuneration for the intermediary is RMB _/_ (in words), which shall be paid by _/_ .

(III) Mode of payment (item (2) shall be adopted)

(1) One-off payment: RMB _/_; time: _/_

(2) Payment in installment: RMB 100,000; Time: before manufacturing of animal model for the operation

RMB 120,000; time: before the first-time material collection

Remaining payment; time: after Party B provides official written report.

The invoice shall be issued within one week after payment of expenses.

(3) Other methods: /

VI. Calculation Method of Liquidated Damages or Loss Payment:

In case of violation of the provisions hereunder, the default party shall bear the liability for breach in accordance with relevant provisions of *Contract Law of the People's Republic of China.*

(I) In case of violation of the provision in Article _/_, Party _/_ shall bear the following liability for breach:

(II) In case of violation of the provision in Article _/_, Party _/_ shall bear the following liability for breach:

(III) Others: settled by both parties through consultation.

VII. *Ways of Settlement of Contractual Disputes:

In case of any dispute arising out of or in connection with the performance of the Contract, both parties hereto shall settle the disputes through reconciliation or intermediation. Where the contracting parties are unwilling to reconcile and intermediate the disputes or no agreement can be reached, the following item (I) shall be used to settle the disputes:

(I) Both parties hereto agree to submit the dispute to Shanghai Arbitration Committee for arbitration.

(II) File a lawsuit to the people's court with the jurisdiction.

(1) Domicile of defendant (2) Place in where the Contract is performed (3) Signing place of the Contract (4) Domicile of plaintiff (5) Place of subject matter

VIII. *Miscellaneous (Matters Uncovered in Above Provisions, such as rights and obligations of the intermediary, service charge and its mode of payment, deposit, property mortgage and guarantee):

1. All data, experiment reports and relevant information obtained from the experiment shall be possessed by Party A and Party B shall keep all data, experiment reports and relevant information of the experiment confidential. Without the consent of Party A after signing, Party B shall not arbitrarily use or disclose such information or data to a third party and the default party shall bear the liquidated damages equal to the amount of contract object.

2. In case of falsified data, delay without reason or failure in retaining the experimental samples as required, Party B shall re-execute the experiment according to the experimental protocol.

3. Upon completion of the experiment, the paper shall be published and shall be signed by Party A as the first author and corresponding author. With Party A's consent, Party B is permitted to sign the paper according to the specific personnel who take part in the experiment.

The contract terms marked with * in the Contract shall be filled in accordance with the explanation for filling.

The Consignor (Party A)	Name	Cellular Biomedicine Group (Shanghai) Ltd (signature and seal)			Special Seal for Technical Contractual Use or Official Seal: Cellular Biomedicine Group (Shanghai) Ltd
	Legal representative	Li Xu (signature and seal)			
	Entrusted agent	Cao Wei (signature and seal)			
	Contact (agent) person	Wang Wen (signature and seal)			
	Domicile (communication address)	5-6F, Building 1, No.333, Guiping Road, Xuhui District	Post code	200233	
	Tel.	021-54069990			
	Opening bank				
	Account No.				Date:
The Trustee (Party B)	Name	National Engineering Research Center of Tissue Engineering (signature and seal)			Special Seal for Technical Contractual Use or Official Seal: National Engineering Research Center of Tissue Engineering
	Legal representative	Hua Yuda (signature and seal)			
	Entrusted agent	Tian Yanghua (signature and seal)			
	Contact (agent) person	Lu Junming (signature and seal)			
	Domicile (communication address)	No. 68, Jiangchuan East Road, Minhang District, Shanghai	Post code	200030	Date:
	Tel.	021-34291002-1318			
	Opening bank	No.1 Business Division of Shanghai Pudong Development Bank			
	Account No.	98010154740000509			
The intermediary	Unit name	/ (signature and seal)			Special Seal for Technical Contractual Use or Official Seal:
	Legal representative	/ (signature and seal)			
	Entrusted agent	/ (signature and seal)			
	Contact (agent) person	/ (signature and seal)			
	Domicile (communication address)	/	Post code	/	
	Tel.	/			Date:
	Opening bank	/			
	Account No.	/			

Explanation for Filling (stamp tax can be affixed)

I. How to complete "Contract Registration No.":

The Contract Registration No. is filled by various contract registration offices.

II. The technical service contract refers to a contract concluded for one contracting party solving specific technical problem for the other party with its own technical knowledge. The technical service contract shall include technical training contract and technical intermediary service contract.

The technical training contract refers to a contract concluded for one contracting party commissioning the other party to provide technical guidance for specific projects and professional trainings for the designated professional technicians.

The technical intermediary service contract refers to a contract concluded for one contracting party communicating, introducing and organizing the industrialization development for the other party to enter into a technical contract with a third party with its knowledge, technology, experience and information and for one contracting party performing the contract and providing services.

III. The projects within the plans shall filled with the plans of Ministries and Commissions Directly under the State Council, provinces, autonomous regions, municipalities with independent planning status, districts and municipalities (counties). If projects don't belong to the above plans, the column shall be marked with (/).

IV. Content, Mode and Requirement of Service

Including the characteristics of technical service, scope of object and benefits; difficulties of special technical problems and main technical and economic indicators; specific methods, means, procedures and forms of deliverables

For technical training contract, the provision shall be filled with training contents, requirement, schedules and progress.

For technical intermediary service contract, the provision shall be filled with intermediary contents and requirements.

V. Working Conditions and Cooperation Matters:

Including the information, documents and other conditions provided by Party A to Party B and the specific matters for both parties' cooperation.

For technical training contract, the provision shall be filled with necessary places and facilities for training and experiment conditions as well as the responsibility of contracting parties to provide and management relevant places, facilities and experiment conditions.

VI. Ways of Settlement of Contractual Disputes:

The system of "to arbitrate or to judge" is stated in *Arbitration Law of the People's Republic of China*. Where the contracting parties select arbitration, it shall be deemed as a waiver of filing a lawsuit to the court; where the contracting parties select lawsuit, it shall be deemed as a waiver of arbitration; therefore, the contracting parties shall clearly state the ways of settlement of contractual disputes.

VII. Miscellaneous

Where the contract is signed via the introduction of intermediary organ, the intermediary service contract shall be added as the appendix to the Contract. Where both parties hereto agree the deposit and property mortgage, the copies of the payment of deposit, property mortgage and guarantee procedures shall be used as the appendixes to the Contract.

VIII. When the entrusted agent signs the Contract, it shall issue the letter of authority.

IX. In the Contract, provisions that are not filled as agreed by both parties hereto shall be marked with (/) in the blank.

X. The Contract shall be made in quadruplicate.

Column for review and registration of registration authority:
Registration authority of technical service contract (special seal)
Agent: (signature and seal)
Date:

Appendix II

List of Funds

Items	Unit price	Qty.	Days/times	Total price	Details
Sheep	RMB 1500/sheep	30 sheep		45000	Weight: about 20kg
Animal feeding fee	RMB 25/day/sheep	30 sheep	56 days	42000	Including fodder, water, electricity, padding, feeding equipment and expense for site
		18 sheep	56 days	25200	
	RMB 20/day/sheep	30 sheep	1 time	600	Food-and-mouth disease vaccine
	RMB 20/day/sheep	30 sheep	1 time	600	Goat pox vaccine
	RMB 50/day/sheep	30 sheep	1 time	1500	Ectozoic parasite expelling
Animal management cost	RMB 200/sheep	30 sheep		6000	Including expenses such as labor cost and observation record
Operation cost	RMB 2000/sheep	30 sheep		60000	Including labor cost and material cost
Cell and supernatant injection fee	RMB 200/sheep	30 sheep		6000	Including expenses such as labor cost, material cost and cost of care after anesthesia disinfection technique
Nursing cost after operation	RMB 50/day/sheep	30 sheep	3 times	4500	Including three-day expenses of operation cost, anesthetic fee and postoperative antibiotics
Anesthetic	RMB 5/ml	30	50 times	7500	Pentobarbital sodium
MRI detection fee	RMB 400/times		6 times	2400	Transportation cost.
	100/sheep		4 times	1200	Health and nursing cost
	500/sheep		26 sheep	13000	Detection fee
	100/sheep		26 sheep	2600	Anesthetic fee
Cartilage pathology	RMB 300/piece	32 pieces		9600	Specimen making
	RMB 50/sheet	60 sheets		3000	HE staining
	RMB 70/sheet	60 sheets		4200	Sarranine O
	7000	15		105000	Immunohistochemical
Synovial fluid ELISA expense	RMB 50/sheep	3 sheep	4 times	600	Sampling
	4000/indicator	4		16000	ELISA detection
	1000/indicator	4		4000	Data sorting and statistical analysis handling
Expression level detection	RMB 1000/film	10 sheets		10000	Western blot detection
	333/sample	6 sheep	10 indicators	20000	a-PCR detection
Staff overtime pay	300/time		8 times	2400	

Total price pre-tax	RMB 394,850
Tax	15%
Total price	RMB 454,078

合同登记编号：

技 术 服 务 合 同

(2003 版)

（含技术培训、技术中介）

项目名称：脂肪来源的间充质祖细胞治疗羊膝骨关节炎的动物实验研究

委托人（甲方）： 西比曼生物科技（上海）有限公司

受托人（乙方）： 组织工程国家工程研究中心

签订地点： 上海市 省（市） 徐汇区 区（县）

签订日期： 2013 年 9 月 22 日

有效期限： 2013 年 9 月 22 日至 2014 年 5 月 22 日

上 海 市 科 学 技 术 委 员 会

上 海 市 工 商 行 政 管 理 局

服务（1）

依据《中华人民共和国合同法》的规定，合同双方就脂肪来源的间充质祖细胞治疗羊膝骨关节炎的动物实验研究项目的技术服务

（该项目属 / 计划※）经协商一致，签订本合同。

一、※服务内容、方式和要求：

（属技术培训合同应当填写培训内容和要求、培训计划、进度，属技术中介合同应当填写中介内容和要求）

乙方受甲方委施负责该项目有关体内有效性实验研究，并提供技术服务：具体实验方案见附录一。

二、※工作条件和协作事项

本协议双方就脂肪来源的间充质祖细胞治疗绵羊膝骨关节炎的有效性研究项目事项，经平等协商，在真实、充分表达各自意愿的基础上，根据相关法律、法规和本项目下达部门的相关规定，达成如下协议，并由双方共同遵守。

1. 甲方提供脂肪来源的间充质祖细胞治疗羊膝骨关节炎的有效性研究动物实验研究经费（科研业务费、实验材料费、仪器设备使用费、管理费、劳务费等）。经费共计肆拾伍万肆仟零柒拾捌元，清单见附录二。
2. 乙方负责具体项目的实施，乙方有权根据项目的实际操作要求委托符合乙方试验要求的研究机构或公司共同承担相关此有效性研究。
3. 乙方在此说明将委托“上海组程生物科技有限公司”，负责购买实验动物、饲养动物、制作实验动物模型、采集关节液、给药、观察动物对药物的反应、取材等相关实验研究工作，进行分子生物学检测。
4. 乙方在此说明将委托“上海市第五人民医院”进行 MRI 检查。
5. 乙方提供精确的实验指标，确保提供的骨病理切片为可取得的最佳切片，并提供 MRI 检查的影像学及文字报告。
6. 如实验过程中实验动物死亡超过 10%（3 只），由乙方补足至至少 27 只实验动物。
7. 该项目完成，乙方向甲方提供附有专家签名的书面实验报告。
8. 乙方将对其外包委托第三方进行的实验数据和有效性负责。
9. 附件列出实验预算费用仅为初步估计，最后费用按实际结算并由双方签字确认，如乙方因故超出预期费用，则需提前告知甲方并由双方协商决定。由乙方委托第三方进行的实验而造成的额外费用由乙方自行承担。

10. 甲方对本动物实验的一切内容享有修改及监察权。

11. 乙方对实验进行具体实施及完成具体操作和记录，并定期与甲方分享动物实验进展。

三、履行期限、地点和方式：

本合同自 2013 年 9 月 22 日至 2014 年 5 月 22 日

在 上海（地点）履行。

本合同的履行方式：

甲方提供细胞、经费启动实验。乙方资料以书面提供，其他以参与和咨询方式进行。

四、验收标准和方式：

技术服务或者技术培训按 / 标准，采用 / 方式验收，由 / 方出具服务或者培训项目验收证明。

本合同服务项目实验结束后的保证期为6个月，在保证期内双方权利、义务在本合同基础上协商解决方案。

五、报酬及其支付方式：

（一）本项目报酬（服务报酬或培训报酬大写） 肆拾伍万肆仟零柒拾捌 元。

（二）本项目中介方活动经费（大写） / 元，由 / 支付。

中介方的报酬（大写） / 元，由 / 支付。

（三）支付方式（采用以下第 ② 种方式）

①一次总付： / 元，时间： /

②分期支付： 十万元，时间：手术制作动物模型前

十二万元，时间：第一次取材前

剩余款项，时间：乙方提供正式书面报告后

发票应在费用支付后在一周内开出。

③其他方式：/

六、违约金或者损失赔偿额的计算方法：

违反本合同约定，违约方应当按照《中华人民共和国合同法》有关条款的规定，承担违约责任。

（一）违反本合同第 / 条约定， / 方应承担以下违约责任：

（二）违反本合同第 / 条约定， / 方应承担以下违约责任：

（三）其它：双方协商解决。

七、※合同争议的解决方式：

在履行本合同过程中发生的争议，当事人双方可以通过和解或者调解解决。当事人不愿和解、调解或者和解、调解不成的，采用以下第（一）种方式解决。

（一）双方同意由 上海 仲裁委员会仲裁。

（二）向人民法院起诉，约定人民法院管辖。

①被告住所地　②合同履行地　③合同签订地

④原告住所地　⑤标的物所在地

八、※其他（上述条款未尽事宜，如中介方的权利、义务、服务费及其支付方式、定金、财产抵押及担保等）：

1. 本实验所获得的所有数据、实验报告、相关资料均为甲方所有，乙方应对本实验所有数据、实验报告、相关资料保密，未经甲方签字同意，乙方不得擅自使用或披露给第三方，违约者须承担与合同标的等额的违约金。
2. 如发生数据造假、无故延期、未按照要求保留实验样本等，乙方应按照本实验方案重新实施。
3. 本实验结束后论文发表，甲方应署名为第一作者和通讯作者，经甲方同意，乙方可以根据具体参与实验人员署名。

本合同书标有※号的合同条款按填写说明填写

委托人（甲方）	名称(或姓名)	西比曼生物科技（上海）有限公司 (签章)			技术合同专用章 或 单位公章 年 月 日
	法定代表人	李成 (签章)			
	委托代理人	曹卫 (签章)			
	联系(经办)人	汪文 (签章)			
	住所 (通讯地址)	徐汇区桂平路 333 号 1 号楼 5-6 楼	邮政编码	200233	
	电 话	021-5406 9990			
	开户银行				
	帐 号				
受托人（乙方）	名称(或姓名)	组织工程国家工程研究中心 (签章)			技术合同专用章 或 单位公章 年 月 日
	法定代表人	华裕达 (签章)			
	委托代理人	田阳华 (签章)			
	联系(经办)人	陆君明 (签章)			
	住所 (通讯地址)	上海市闵行区江川东路 68 号	邮政编码	200030	
	电 话	021-34291002-1318			
	开户银行	浦发一营			
	帐 号	98010154740000509			
中介方	单位名称	/ (签章)			技术合同专用章 或 单位公章 年 月 日
	法定代表人	/ (签章)			
	委托代理人	/ (签章)			
	联系(经办)人	/ (签章)			
	住所 (通讯地址)	/	邮政编码	/	
	电 话	/			
	开户银行	/			
	帐 号	/			

填　表　说　明（可贴印花税）

一、"合同登记编号"的填写方法：

合同登记编号由各合同登记处填写。

二、技术服务合同是指当事人一方以技术知识为另一方解决特定技术问题所订立的合同。技术服务合同中包括技术培训合同和技术中介合同。

技术培训合同是指当事人一方委托另一方对指定的专业技术人员进行特定项目的技术指导和专业训练所订立的合同。

技术中介合同是指当事人一方以知识、技术、经验和信息为另一方与第三方订立技术合同进行联系、介绍、组织工业化开发并对履行合同提供服务所订立的合同。

三、计划内项目应填写国务院部委、省、自治区、直辖区、计划单列市、地、市(县)级计划，不属于上述计划的项目此栏划(/)表示。

四、服务内容、方式和要求。

包括技术服务的特征、标的范围及效益情况；特定技术问题的难度、主要技术经济指标；具体的做法、手段、程序以及交付成果的形式。

属技术培训合同的，此条款填写培训内容和要求，以及培训计划、进度。

属技术中介合同，此条款填写中介内容和要求。

五、工作条件和协作事项：

包括甲方为乙方提供的资料、文件及其它条件，双方协作的具体事项。

属技术培训合同，此条款填写培训所需必要场地、设施和试验条件，以及当事人各方应当约定提供和管理有关场地、设施和试验条件的责任。

六、合同争议的解决方式：

《中华人民共和国仲裁法》规定了或裁或审的制度，合同当事人一旦选择了仲裁，即放弃向法院起诉的权利；如果合同当事人选择了诉讼，即放弃仲裁，因此合同当事人应当对合同争议的解决方式进行约定。

七、其它：

合同如果是通过中介机构介绍签订的，应将中介合同作为本合同的附件。如果双方当事人约定定金、财产抵押担保的，应将给付定金、财产抵押及担保手续的复印件作为本合同的附件。

八、委托代理人签订本合同书时，应出具委托证书。

九、本合同书中，凡是当事人约定认为无需填写的条款，应在该填写的空白处划（/）表示。

十、本合同正本一式肆份。

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附录二

经费清单

项目	单价	数量	天/次数	总价	细则
绵羊	1500 元/只	30 只		45000	体重 20kg 左右
动物饲养费	25 元/天/只	30 只	56 天	42000	包括饲料、水、电、垫料、饲养设备、场地费用等
		18 只	56 天	25200	
	20 元/只/次	30 只	1 次	600	口蹄疫疫苗
	20 元/只/次	30 只	1 次	600	羊痘疫苗
	50 元/只/次	30 只	1 次	1500	外寄生虫驱虫
动物管理费	200 元/只	30 只		6000	包括人工费、观察记录等费用
手术费	2000 元/只	30 只		60000	包括人工费、材料费
细胞及上清注射费	200 元/只	30 只		6000	包括人工费、材料费、麻醉消毒术后护理等费用
术后护理费	50 元/天/只	30 只	3 次	4500	包括手术费、麻醉费、术后抗生素 3 天费用
麻醉剂	5 元/毫升	30	50 次	7500	戊巴比妥钠
MRI 检测费用	400 元/次		6 次	2400	运输费，
	100/只		4 次	1200	卫生护理费
	500/只		26 只	13000	检测费
	100/只		26 只	2600	麻醉费
软骨病理	300/块	32 块		9600	标本制作
	50 元/张	60 张		3000	HE 染色
	70 元/张	60 张		4200	番红 O-固绿染色
	7000	15 个		105000	免疫组化
关节液及 ELISA 费用	50 元/只	3 只	4 次	600	取材
	4000/指标	4 个		16000	ELISA 检测
	1000/指标	4 个		4000	数据整理、统计分析处理
表达检测	1000 元/膜	10 张		10000	Western blot 检测
	333/样本	6 只	10 个指标	20000	q-PCR 检测
人员加班费用	300/次		8 次	2400	
税前总价	394850 元				
税	15%				
总价	454078 元				